Exhibit 99.2
Q4 and FY 2023 Earnings Report February 22, 2024 | Nasdaq: COLL

Forward-Looking Statements This presentation contains forward-looking statements within the meaning of The Private Securities Litigation Reform Act of 1995. We may, in some cases, use terms such as "predicts," "forecasts," "believes," "potential," "proposed," "continue," "estimates," "anticipates," "expects," "plans," "intends," "may," "could," "might," "should" or other words that convey uncertainty of future events or outcomes to identify these forward-looking statements. Examples of forward-looking statements contained in this presentation include, among others, statements related to our full-year 2024 financial guidance, including projected product revenue, adjusted operating expenses and adjusted EBITDA, current and future market opportunities for our products and our assumptions related thereto, expectations (financial or otherwise) and intentions, and other statements that are not historical facts. Such statements are subject to numerous important factors, risks and uncertainties that may cause actual events or results, performance, or achievements to differ materially from the company's current expectations, including risks relating to, among others: unknown liabilities; risks related to future opportunities and plans for our products, including uncertainty of the expected financial performance of such products; our ability to commercialize and grow sales of our products; our ability to manage our relationships with licensors; the success of competing products that are or become available; our ability to maintain regulatory approval of our products, and any related restrictions, limitations, and/or warnings in the label of our products; the size of the markets for our products, and our ability to service those markets; our ability to obtain reimbursement and third-party payor contracts for our products; the rate and degree of market acceptance of our products; the costs of commercialization activities, including marketing, sales and distribution; changing market conditions for our products; the outcome of any patent infringement or other litigation that may be brought by or against us; the outcome of any governmental investigation related to our business; our ability to secure adequate supplies of active pharmaceutical ingredient for each of our products and manufacture adequate supplies of commercially saleable inventory; our ability to obtain funding for our operations and business development; regulatory developments in the U.S.; our expectations regarding our ability to obtain and maintain sufficient intellectual property protection for our products; our ability to comply with stringent U.S. and foreign government regulation in the manufacture of pharmaceutical products, including U.S. Drug Enforcement Agency, or DEA, compliance; our customer concentration; and the accuracy of our estimates regarding expenses, revenue, capital requirements and need for additional financing. These and other risks are described under the heading "Risk Factors" in our Annual Reports on Form 10-K and Quarterly Reports on Form 10-Q and other filings with the SEC. Any forward-looking statements that we make in this presentation speak only as of the date of this presentation. We assume no obligation to update our forward-looking statements whether as a result of new information, future events or otherwise, after the date of this presentation. Non-GAAP Financial Measures To supplement our financial results presented on a GAAP basis, we have included information about certain non-GAAP financial measures. We believe the presentation of these non-GAAP financial measures, when viewed with our results under GAAP and the accompanying reconciliations, provide analysts, investors, lenders, and other third parties with insights into how we evaluate normal operational activities, including our ability to generate cash from operations, on a comparable year-over-year basis and manage our budgeting and forecasting. In addition, certain non-GAAP financial measures, primarily Adjusted EBITDA, are used to measure performance when determining components of annual compensation for substantially all non-sales force employees, including senior management. In this presentation, we discuss the following financial measures that are not calculated in accordance with GAAP, to supplement our consolidated financial statements presented on a GAAP basis. Adjusted EBITDA Adjusted EBITDA is a non-GAAP financial measure that represents GAAP net income or loss adjusted to exclude interest expense, interest income, the benefit from or provision for income taxes, depreciation, amortization, stock-based compensation, and other adjustments to reflect changes that occur in our business but do not represent ongoing operations. Adjusted EBITDA, as used by us, may be calculated differently from, and therefore may not be comparable to, similarly titled measures used by other companies. There are several limitations related to the use of adjusted EBITDA rather than net income or loss, which is the nearest GAAP equivalent, such as: • adjusted EBITDA excludes depreciation and amortization, and, although these are non-cash expenses, the assets being depreciated or amortized may have to be replaced in the future, the cash requirements for which are not reflected in adjusted EBITDA; • we exclude stock-based compensation expense from adjusted EBITDA although: (i) it has been, and will continue to be for the foreseeable future, a significant recurring expense for our business and an important part of our compensation strategy; and (ii) if we did not pay out a portion of our compensation in the form of stock-based compensation, the cash salary expense included in operating expenses would be higher, which would affect our cash position; • adjusted EBITDA does not reflect changes in, or cash requirements for, working capital needs; • adjusted EBITDA does not reflect the benefit from or provision for income taxes or the cash requirements to pay taxes; • adjusted EBITDA does not reflect historical cash expenditures or future requirements for capital expenditures or contractual commitments; • we exclude impairment expenses from adjusted EBITDA and, although these are non-cash expenses, the asset(s) being impaired may have to be replaced in the future, the cash requirements for which are not reflected in adjusted EBITDA; • we exclude restructuring expenses from adjusted EBITDA. Restructuring expenses primarily include employee severance and contract termination costs that are not related to acquisitions. The amount and/or frequency of these restructuring expenses are not part of our underlying business; • we exclude litigation settlements from adjusted EBITDA, as well as any applicable income items or credit adjustments due to subsequent changes in estimates. This does not include our legal fees to defend claims, which are expensed as incurred; • we exclude acquisition related expenses as the amount and/or frequency of these expenses are not part of our underlying business. Acquisition related expenses include transaction costs, which primarily consisted of financial advisory, banking, legal, and regulatory fees, and other consulting fees, incurred to complete the acquisition, employee-related expenses (severance cost and benefits) for terminated employees after the acquisition, and miscellaneous other acquisition related expenses incurred; • we exclude recognition of the step-up basis in inventory from acquisitions (i.e., the adjustment to record inventory from historic cost to fair value at acquisition) as the adjustment does not reflect the ongoing expense associated with sale of our products as part of our underlying business; and • we exclude losses on extinguishments of debt as these expenses are episodic in nature and do not directly correlate to the cost of operating our business on an ongoing basis. Adjusted Operating Expenses Adjusted operating expenses is a non-GAAP financial measure that represents GAAP operating expenses adjusted to exclude stock-based compensation expense, and other adjustments to reflect changes that occur in our business but do not represent ongoing operations. Adjusted Net Income and Adjusted Earnings Per Share Adjusted net income is a non-GAAP financial measure that represents GAAP net income or loss adjusted to exclude significant income and expense items that are non-cash or not indicative of ongoing operations, including consideration of the tax effect of the adjustments. Adjusted earnings per share is a non-GAAP financial measure that represents adjusted net income per share. Adjusted weighted-average shares - diluted is calculated in accordance with the treasury stock, if-converted, or contingently issuable accounting methods, depending on the nature of the security. Reconciliations of adjusted EBITDA, adjusted operating expenses, adjusted net income, and adjusted earnings per share to the most directly comparable GAAP financial measures are included in this presentation. The Company has not provided a reconciliation of its full-year 2024 guidance for adjusted EBITDA or adjusted operating expenses to the most directly comparable forward-looking GAAP measures, in reliance on the unreasonable efforts exception provided under Item 10(e)(1)(i)(B) of Regulation S-K, because the Company is unable to predict, without unreasonable efforts, the timing and amount of items that would be included in such a reconciliation, including, but not limited to, stock-based compensation expense, acquisition related expense and litigation settlements. These items are uncertain and depend on various factors that are outside of the Company’s control or cannot be reasonably predicted. While the Company is unable to address the probable significance of these items, they could have a material impact on GAAP net income and operating expenses for the guidance period. A reconciliation of adjusted EBITDA or adjusted operating expenses would imply a degree of precision and certainty as to these future items that does not exist and could be confusing to investors. 2

Business Update Joe Ciaffoni, President & Chief Executive Officer

Healthier people. Stronger communities. Mission Driven Building a leading, diversified specialty pharmaceutical company committed to improving the lives of people living with serious medical conditions. Doing Good As We Do Well Partnering with organizations driving equitable access to STEM education in underserved communities to support the next generation of scientists. Committed To Environmental, Social And Governance (ESG) Initiatives Operating with integrity, accountability and responsibility and investing in the long-term sustainability of our business and the health of our broader communities. 4 Read our ESG report collegiumpharma.com.

2023 Key Business Highlights 5 1. This financial data was provided by Collegium in its Form 8-K and/or its Form 10-K filed with the SEC on February 22, 2024. 2. Represents a non-GAAP financial measure. Refer to “Non-GAAP Financial Measures” on slide 2. 3. IQVIA NPA through December 2023. 4. Net debt/adjusted EBITDA is calculated based on financial data provided by Collegium in its Form 8-K and Form 10-K filed with the SEC on February 22, 2024. Details regarding the Pharmakon term-loan debt amortization schedule provided by Collegium on form SC TO-C filed with the SEC on February 14, 2022. Delivered strong financial performance1 • Record product revenues, net: $566.8M, up 22% YoY • Adjusted operating expenses: $123.6M, up 1% YoY2 • Record adjusted EBITDA: $367.0M, up 38% YoY2 Generated momentum in our pain portfolio • Grew Q4’23 Belbuca® prescriptions 3.2% YoY and 1.0% QoQ3 • Achieved Xtampza® ER GtN of 59.6% in 2023; expect improved GtN of 56-58% in 2024 resulting from successful contract renegotiations • Granted New Patient Population exclusivity for Nucynta® in pediatrics; submitted pediatric extension for Nucynta Franchise, with decision expected in second half of 2024 Strategically deployed capital • Returned $75.0M in capital to shareholders through share repurchases • Repaid $162.5M of Pharmakon loan and ended 2023 with net debt/adjusted EBITDA of ~1.0x4

Track Record of Strong Top- and Bottom-Line Growth 6 1. This financial data was provided by Collegium in its Annual Report on Form 10-K filed with the SEC on February 23, 2023. 2. This financial data was provided by Collegium in its Annual Report on Form 10-K filed with the SEC on February 22, 2024. 3. This financial data was provided by Collegium in its press release filed with the SEC on February 22, 2024, and represents the mid-point of 2024 financial guidance ranges. 4. Represents a non-GAAP financial measure. Refer to “Non-GAAP Financial Measures” on slide 2. GROW LEVERAGE EXPAND $277M1 $464M2 $567M2 $588M3 2021 2022 2023 2024E Product Revenues, Net $101M1 $122M2 $124M2 $123M3 2021 2022 2023 2024E Adjusted Operating Expenses4 $118M1 $266M2 $367M2 $388M3 2021 2022 2023 2024E Adjusted EBITDA4

2024 Priorities: Operational Execution 7 Financial Commitments • ACHIEVE record revenue, adjusted EBITDA and net income • GENERATE record free cash flow Deploy Capital • RAPIDLY pay down debt, de-levering on a quarterly basis • OPPORTUNISTICALLY leverage $150M share repurchase program DELIVER ON STRATEGICALLY

Financial Highlights Colleen Tupper, Executive Vice President & Chief Financial Officer

9 FY 2023 Financial Highlights1 1. This financial data was provided by Collegium in its Annual Report on Form 10-K filed with the SEC on February 22, 2024. 2. Represents a non-GAAP financial measure. Refer to “Non-GAAP Financial Measures” on slide 2. $464M $567M 2022 2023 Record Product Revenues, Net $122M $124M 2022 2023 Adjusted Operating Expenses2 $266M $367M 2022 2023 Record Adjusted EBITDA2 +22% +1% +38%

10 Robust Operating Cash Flow Generation from Pain Portfolio Cash Flows from Operating Activities1 1. This financial data was provided by Collegium in its Annual Reports on Form 10-K filed with the SEC on February 25, 2021; February 24, 2022; February 23, 2023; and February 22, 2024. 2. Period end cash and marketable securities excludes restricted cash. 3. Represents the sum of the purchase price consideration paid for the Nucynta Acquisition in 2020 and the BDSI Acquisition in 2022 as disclosed on Annual Reports on Form 10-K filed with the SEC on February 25, 2021 and February 23, 2023, respectively. +$66M +$10M +$20M +$151M $170M $174M $186M $174M $311M • Strong cash generation enables disciplined capital deployment strategy • Executed $137M in share repurchases to date1 • Invested ~$1B in business development 2019–20233 Period End Cash and Marketable Securities2 $28M $94M $104M $124M $275M 2019 2020 2021 2022 2023

1. This financial data was provided by Collegium in its press release filed with the SEC on February 22, 2024. 2. This financial data is calculated based on data provided by Collegium in its press release filed with the SEC on February 22, 2024, and represents the percent change of the mid-point of 2024 financial guidance ranges compared to 2023 results. 3. Represents a non-GAAP financial measure. Refer to “Non-GAAP Financial Measures” on slide 2. 2024 Financial Guidance1 $580–595M Up 3.7% YoY 2 Product Revenues, Net $120–125M Down (0.9)% YoY 2 Adjusted Operating Expenses 3 (Excluding Stock-Based Compensation) $380–395M Up 5.6% YoY 2 11 Adjusted EBITDA 3 (Excluding Stock-Based Compensation)

1. Adjusted EBITDA is a non-GAAP financial measure. Refer to “Non-GAAP Financial Measures” on slide 2. 2023 net debt/adjusted EBITDA is calculated based on financial data provided by Collegium in its Form 8-K and Form 10-K filed with the SEC on February 22, 2024. 2024 net debt/adjusted EBITDA is calculated based on Collegium’s forecast of net debt at year-end 2024, compared to the mid-point of the 2024 guidance ranges provided by Collegium in its press release filed with the SEC on February 22, 2024. This financial data assumes no additional debt is incurred. 2. Details regarding the Pharmakon term-loan debt amortization schedule were provided by Collegium on form SC TO-C filed with the SEC on February 14, 2022. 3. This financial data is calculated from data provided by Collegium in its Annual Report on Form 10-K filed with the SEC on February 22, 2024. Disciplined Capital Deployment 12 Rapidly Pay Down Debt • Ended 2023 with net debt/adjusted EBITDA of ~1.0x; expect de minimis by year-end 20241,2 • Repaid $162.5M of Pharmakon loan in 2023 ($650M issued 3/22/2022) and will repay $183.3M in 20242 • Pharmakon loan expected to be paid in full in Q1’262 Leverage Share Repurchase Program • To date, returned $137M to shareholders by repurchasing 6.3M shares at average price of $21.653 • Board authorized new $150M share repurchase program through Q2’25

2021 2022 2023 ASR program Open market share repurchases 13 Opportunistic Share Repurchases1 1. This financial data is calculated from data provided by Collegium in its Annual Reports on Form 10-K filed with the SEC on February 22, 2024. $43M $19M $75M $25M ASR $50M ASR $25M ASR Repurchased 6.3M shares at average price of $21.65 Board Authorized New $150M Share Repurchase Program Through Q2’25 Repurchased at average price of $27.09 Average Repurchase Price Returned $137M of Capital to Shareholders from 2021 to 2023 2021 - $19.93 2022 - $17.57 2023 - $24.29

Commercial Update Scott Dreyer, Executive Vice President & Chief Commercial Officer

15 Q4’23 Commercial Update 17% growth in Q4’23 revenue compared to Q4’22 9,900 38% growth in Q4’23 revenue compared to Q4’22 17,000 Stable revenue for Nucynta Franchise compared to Q4’22 11,100 1. IQVIA NPA through December 2023. 2. Quarter-ending product share (Belbuca, Xtampza ER, and Nucynta® ER). 3. IQVIA Xponent through December 2023; approximate quarterly prescriber counts. Collegium Portfolio has Over 50% Branded ER Market Share1,2 Large Prescriber Bases3

Well Positioned to Grow Belbuca Prescriptions and Revenue in 2024

Positive Momentum for Belbuca Coming Out of 2023

GROWING BELBUCA PRESCRIPTIONS

Growth in Q4'23 Belbuca prescriptions[1]


3.2%
1.0%
QoQ
YoY

EXPANDING BUPRENORPHINE MARKET

+6.4%

growth in total buprenorphine prescriptions in 2023[1]

STRONG BRAND FUNDAMENTALS & PAYOR PROGRESS

#1 highest rated branded ER opioid in terms of product differentiation and favorability[2]

74% of surveyed target HCPs plan to increase prescribing[2]

In 2023, successfully renegotiated major Medicare Part D plan representing **12%** of Belbuca prescriptions; maintained formulary position at significantly lower rebate

Achieved new payor win for Belbuca in Medicare Part D plan representing **~1M** covered lives

1. IQVIA NPA through December 2023.
2. ATU (Awareness, Trial, & Usage) Market Research Study, fielded Q4 2022.

Collegium PHARMACEUTICAL
16

Xtampza ER Poised to Grow Revenue in 2024

SUCCESSFUL CONTRACT RENEGOTIATION STRATEGY

Plans representing **84%** of Xtampza ER prescriptions renegotiated in 2022 and 2023



77% *of renegotiation opportunity maintained position at equal or better rebate*



23% *of renegotiation opportunity removed from formulary to parity position with Oxycontin® with no rebate*

Xtampza ER GtN expected to improve to 56%–58% in 2024

STRONG BRAND FUNDAMENTALS & MARKET ACCESS POSITION

#1 highest rated ER oxycodone in terms of product differentiation and favorability[1]

48% of surveyed target HCPs plan to increase prescribing, while 60% plan to decrease prescribing of OxyContin[1]

Strong market access coverage across all payor types, commercial and Medicare Part D

1. ATU (Awareness, Trial, & Usage) Market Research Study, fielded Q4 2022.

17

Closing Remarks Joe Ciaffoni, President & Chief Executive Officer

19 Creating Long-Term Value Through Operational Execution DELIVER ON Financial commitments of top- and bottom-line growth: • Achieve record revenue, adjusted EBITDA and net income • Generate record free cash flow STRATEGICALLY Deploy capital in a disciplined manner: • Rapidly pay down $183.3M in debt in 2024 • Return capital to shareholders by leveraging $150M share repurchase program Creating value for shareholders by:  Growing revenue  Increasing profitability  Generating strong cash flows  Strategically deploying capital

Q&A

Non-GAAP Reconciliations

Collegium Pharmaceutical, Inc. Reconciliation of GAAP Net Income (Loss) to Adjusted EBITDA (in thousands) (unaudited) 22 GAAP net income (loss) $ 31,940 $ (7,199) $ 48,155 $ (25,002) Adjustments: Interest expense 19,281 20,575 83,339 63,213 Interest income (4,303) (1,027) (15,615) (1,047) Loss on extinguishment of debt — — 23,504 — Provision for (benefit from) income taxes 14,770 (592) 27,578 (3,845) Depreciation 949 825 3,496 2,684 Amortization 34,514 37,493 145,760 131,469 Impairment expense — 4,786 — 4,786 Stock-based compensation 7,002 5,670 27,136 22,874 Litigation settlements — — 8,500 — Acquisition related expenses — 88 — 31,297 Recognition of step-up basis in inventory — 15,824 15,116 39,584 Total adjustments $ 72,213 $ 83,642 $ 318,814 $ 291,015 Adjusted EBITDA $ 104,153 $ 76,443 $ 366,969 $ 266,013 Three Months Ended December 31, Years Ended December 31, 2023 2022 2023 2022

Collegium Pharmaceutical, Inc. Reconciliation of GAAP Operating Expenses to Adjusted Operating Expenses (in thousands) (unaudited) 23 GAAP operating expenses $ 32,942 $ 38,032 $ 159,208 $ 176,169 Adjustments: Stock-based compensation 7,002 5,670 27,136 22,874 Litigation settlements — — 8,500 — Acquisition related expenses — 88 — 31,297 Total adjustments $ 7,002 $ 5,758 $ 35,636 $ 54,171 Adjusted operating expenses $ 25,940 $ 32,274 $ 123,572 $ 121,998 Three Months Ended December 31, Years Ended December 31, 2023 2022 2023 2022

Collegium Pharmaceutical, Inc. Reconciliation of GAAP Net Income (Loss) to Adjusted Net Income and Adjusted Earnings Per Share (in thousands, except share and per share amounts) (unaudited) 1. The income tax effect of the adjustments was calculated by applying our blended federal and state statutory rate to the items that have a tax effect. The blended federal and state statutory rate for the three months ended December 31, 2023 and 2022 were 25.9% and 26.0%, respectively; and the blended federal and state statutory rate for the years ended December 31, 2023 and 2022 were 25.9% and 26.0%, respectively. As such, the non-GAAP effective tax rates for the three months ended December 31, 2023 and 2022 were 25.9% and 25.4%, respectively; and the non-GAAP effective tax rates for the years ended December 31, 2023 and 2022 were 23.4% and 25.4%, respectively. 2. Adjusted weighted-average shares - diluted were calculated using the “if-converted” method for the convertible notes in accordance with ASC 260, Earnings per Share. As such, adjusted weighted-average shares – diluted includes shares related to the assumed conversion of our convertible notes and the associated cash interest expense added-back to non-GAAP adjusted net income. For the three months ended December 31, 2023 and 2022, adjusted weighted-average shares – diluted includes 7,509,104 and 4,925,134 shares, respectively, attributable to our convertible notes. For the years ended December 31, 2023 and 2022, adjusted weighted-average shares – diluted includes 6,793,421 and 4,925,134 shares, respectively, attributable to our convertible notes. In addition, adjusted earnings per share includes other potentially dilutive securities to the extent that they are not antidilutive. 24 GAAP net income (loss) $ 31,940 $ (7,199) $ 48,155 $ (25,002) Adjustments: Non-cash interest expense 1,963 2,383 8,635 8,285 Loss on extinguishment of debt — — 23,504 — Amortization 34,514 37,493 145,760 131,469 Impairment expense — 4,786 — 4,786 Stock-based compensation 7,002 5,670 27,136 22,874 Litigation settlements — — 8,500 — Acquisition related expenses — 88 — 31,297 Recognition of step-up basis in inventory — 15,824 15,116 39,584 Income tax effect of above adjustments (1) (11,252) (16,855) (53,526) (60,553) Total adjustments $ 32,227 $ 49,389 $ 175,125 $ 177,742 Non-GAAP adjusted net income $ 64,167 $ 42,190 $ 223,280 $ 152,740 Adjusted weighted-average shares — diluted (2) 41,279,982 39,644,115 41,788,125 39,531,814 Adjusted earnings per share (2) $ 1.58 $ 1.09 $ 5.47 $ 3.96 Three Months Ended December 31, Years Ended December 31, 2023 2022 2023 2022